UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K /A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT: February 22, 2010

CHINA NORTH EAST PETROLEUM HOLDINGS
LIMITED
(Exact name of Registrant as specified in its charter)

Nevada	000-49846	87-0638750
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)

445 Park Avenue, New York, New York  10022
 (Address of principal executive offices)

(212) 307-3568
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

China North East Petroleum Holdings Limited (the “Company”) is filing this Current Report on Form 8-K/A (the “8-K/A”) in order to amend its previously filed Current Report on Form 8-K, as filed with the Securities and Exchange Commission on February 23, 2010 (the “Initial 8-K”), in order to provide information regarding the quantitative impact of pending restatements of the Company’s financial statements for the year ended December 31, 2008 and for the six quarters ended March 31, 2008, June 30, 2008, September 30, 2008, March 31, 2009, June 30, 2009 and September 30, 2009 due to certain non-cash errors as disclosed in the Initial 8-K.

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 23, 2010, China North East Petroleum Holdings Limited (the “Company) reported that the Company’s financial statements for the year ended December 31, 2008, and each interim quarter within that year, and for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009 should no longer be relied upon as a result of certain non-cash errors contained therein regarding the accounting for: (i) warrants issued in conjunction with certain financings in 2008 and 2009, which warrants should have been classified according to EITF-0019 as liability instruments rather than equity instruments; (ii) interest calculated using the effective interest method related to a discount to a secured debenture issued by the Company on February 28, 2008, arising from the reclassification of the warrants issued in conjunction with that secured debenture; (iii) changes in the fair value of the reclassified warrants; (iv) ceiling test impairment calculations prepared by the Company for the reporting periods ended December 31, 2008 and March 31, 2009; (v) depreciation, depletion and amortization expenses related to the Company’s oil and gas properties, net; (vi) recognition of employee stock-based compensation expense; and (vii) a March 5, 2009 modification of the February 28, 2008 secured debenture, which modification should have been treated as an extinguishment pursuant to EITF 96-19.  Additional changes that result from these accounting changes include changes in the Company’s reported income tax expense and minority interests in certain of the restated reporting periods.  The Company is preparing amended reports for the December 31, 2008 Form 10-K and 2008 and 2009 Forms 10-Q in question, including restated financial statements, and will file those amended reports with the SEC when they are completed.

This 8-K/A is intended to provide additional information regarding the quantitative impact of these non-cash changes to the financial statements for the reporting periods in question.  The summary tables below present the income statement impact of the various changes in each quarter on a stand-alone basis (rather than cumulative across quarters, except for the full-year 2008 data), detailed by the type of change noted above.

2008 Information
	Three Months ended March 31, 2008	Three Months ended June 30, 2008	Three Months ended September 30, 2008	Three Months ended December 31, 2008	Year ended December 31, 2008
Net income (as previously reported):	$3,281,259	$3,779,007	$4,938,917	$7,582,855	$19,582,038
Adjustments in Period:
Interest Expense (related to warrants)	$119,334	$289,735	$283,763	$259,014	$951,846
Loss (Gain) on change in fair value of warrants	$1,459,197	$13,272,092	($18,982,486)	($1,665,638)	($5,916,835)
Amortization of deferred financing costs	$18,174	$43,336	$42,640	$38,891	$143,041
Reduction in carrying cost of oil & gas properties	--	--	--	$957,601	$957,601
Depreciation	--	--	--	$1,281,067	$1,281,067
Employee stock-based compensation expense	--	--	$641,250	--	$641,250
Loss on extinguishment of debenture	--	--	--	--	--
Income tax expense	--	--	--	($320,266)	($320,266)
Minority interests	--	--	--	($269,309)	($269,309)

Total of adjustments in period	$1,596,705	$13,605,163	($18,014,833)	$281,360	($2,531,605)

Net income (as adjusted)	$1,684,554	($9,826,156)	$22,953,750	$7,301,495	$22,113,643

2009 Information
	Three Months ended March 31, 2009	Three Months ended June 30, 2009	Three Months ended September 30, 2009
Net income (as previously reported):	$2,271,353	$2,817,577	$4,052,709
Adjustments in Period:
Amortization of discount on debenture	$15,877	($509,355)	($513,415)
Loss (gain) on change in fair value of warrants	$79,045	$10,922,914	($1,730,199)
Amortization of deferred financing costs	$2,938	($74,140)	($74,139)
Reduction in carrying cost of oil & gas properties	$8,036,358	--	--
Depreciation	$911,402	$787,053	$421,914
Employee stock-based compensation expense	--	--	--
Loss on extinguishment of debenture	$5,642,821	--	--
Income tax expense	($217,891)	($177,319)	($91,353)
Minority interests	($69,352)	($60,972)	($33,057)

Total of adjustments in period	$14,401,208	$10,888,181	($2,020,249)

Net income (as adjusted)	($12,129,855)	($8,070,604)	$6,072,958

The ceiling test charges (which resulted in a reduction in carrying value of oil and gas properties) were caused by several errors in the method used by the Company in the calculation.  These errors included: a) a computational error which caused incorrect discounting of future estimated cash flows, and b) incorrect tax expense assumptions incorporated in the future estimated cash flow model used by our reserve engineers.  As a result of the ceiling test impairments recognized at December 31, 2008 and March 31, 2009, the net carrying value of oil and gas properties was reduced on those dates from $70,193,852 to $67,934,989 and from $67,671,268 to $56,462,878, respectively.  Additional detailed balance sheet effects, primarily affecting the Company’s retained earnings and additional paid-in capital, will be provided in the forthcoming amended financial reports.

In conjunction with the forthcoming issuance of the amended financial reports, the Company will disclose a material weakness regarding its internal controls over financial reporting.  The Company has engaged an external consultant with expertise in financial accounting and reporting, including specifically the additional reporting requirements affecting oil and gas producing companies, to assist with the Company’s efforts to maintain effective internal controls over financial reporting.

The audit committee of the Company’s board of directors has discussed the forgoing matters with the Company’s Chief Financial Officer and its current and former independent registered public accounting firms.

Statements in this report, including but not limited to those relating to the Company’s or management’s intentions, beliefs, expectations, hopes, projections, assessment of risks, estimations, plans or predictions for the future, including the impact of the restatement, timing of filings with the SEC and other statements that are not historical facts are forward-looking statements that are based on current expectations.  Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include delays and uncertainties that may be encountered in connection with the restatement, final audits and reviews by the Company and its auditors, and other risks described in the Company’s annual report on Form 10-K for the year ended December 31, 2008 and its other filings with the SEC.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.  Investors should not place undue reliance on forward-looking statements.  Each forward-looking statement speaks only as of the date of the particular statement and the Company undertakes no duty to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

Date: March 8, 2010	By:	/s/ Wang Hongjun
Wang Hongjun
President, Chairman and Chief Executive Officer